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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2006

                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)

               Delaware                001-13437               20-2428299
     (State or other jurisdiction     (Commission            (IRS Employer
          of incorporation)           File Number)        Identification No.)

        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

FIRST AMENDMENT TO RETAIL MAGAZINE SUPPLY AGREEMENT

      On February 9, 2006, International Periodical Distributors, Inc. ("IPD"), a wholly owned subsidiary of Source Interlink Companies, Inc. (the "REGISTRANT"), entered into that certain First Amendment to Retail Magazine Supply Agreement (the "FIRST AMENDMENT") to be effective as of April 1, 2006, by and between Barnes & Noble, Inc. ("B&N") and IPD. The First Amendment amends that certain Retail Magazine Supply Agreement (the "SUPPLY AGREEMENT") dated as of August 6, 2004, by and between B&N and IPD.

      Material terms of the First Amendment include the following:

      - Extension of the term of the Supply Agreement to March 31, 2010 with respect to Imported Publications (as defined in the First Amendment).

      - Entry into an arrangement whereby B&N agrees to purchase Imported Publications exclusively from IPD (except for certain excluded Imported Publications, as set forth from time to time on Exhibit D to the First Amendment).

      - Amendment of certain sales terms and conditions, as set forth on Exhibit A to the First Amendment.

      -     Amendment of certain other terms and conditions of the Supply
            Agreement.

      The remaining terms and conditions of the Supply Agreement remain unmodified by the First Amendment.

      A copy of the First Amendment is filed as Exhibit 10.48.1 to this report and is incorporated herein by reference. A copy of the Supply Agreement was filed as Exhibit 10.48 to the Registrant's Quarterly Report on Form 10-Q filed with the Commission on December 10, 2004, and is incorporated herein by reference. The descriptions of the foregoing transactions are qualified in their entirety by reference to such exhibits.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

10.48.1* First Amendment to Retail Magazine Supply Agreement effective as of April 1, 2006 by and between Barnes & Noble, Inc. and International Periodical Distributors, Inc.

* Certain material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Commission.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 14, 2006

                              SOURCE INTERLINK COMPANIES, INC.

                              By: /s/ Marc Fierman
                                  ------------------------------------
                                  Marc Fierman
                                  Executive Vice President and Chief Financial
                                  Officer

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                                  EXHIBIT INDEX

10.48.1* First Amendment to Retail Magazine Supply Agreement effective as of April 1, 2006 by and between Barnes & Noble, Inc. and International Periodical Distributors, Inc.

* Certain material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Commission.